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                                                              Exhibit 99.(a)(22)

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT

          MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), having its principal place of business at 1221 Avenue of the Americas, New York, New York 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:

          FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

          SECOND: The Board of Directors of the Corporation (the "Board of Directors"), at a meeting duly convened and held on October 27, 2005, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to thirty-two billion (32,000,000,000) shares of common stock, par value $0.001 per share ("Common Stock"); and (ii) established an additional portfolio of Common Stock consisting of two classes designated as International Growth Equity Portfolio - Class A and International Growth Equity Portfolio - Class B, respectively, and classified 500,000,000 shares of Common Stock as shares of International Growth Equity Portfolio - Class A and 500,000,000 shares of Common Stock as International Growth Equity Portfolio - Class B.

          THIRD: The terms applicable to the classes of Common Stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of Common Stock which are set forth in the Articles of Amendment and Restatement of the Corporation, as amended (the "Charter").

          FOURTH: As of immediately before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was thirty-one billion (31,000,000,000) shares of Common Stock, having an aggregate par value of thirty-one million dollars ($31,000,000) and designated and classified in the following portfolios and classes:

                                                                        NUMBER OF SHARES OF
                                                                        COMMON STOCK
                                                                        CLASSIFIED AND
     NAME OF CLASS                                                      ALLOCATED
     Active International Allocation Portfolio - Class A                  500,000,000 shares
     Active International Allocation Portfolio - Class B                  500,000,000 shares
     China Growth Portfolio - Class A                                     500,000,000 shares
     China Growth Portfolio - Class B                                     500,000,000 shares
     Emerging Markets Debt Portfolio - Class A                            500,000,000 shares
     Emerging Markets Debt Portfolio - Class B                            500,000,000 shares

     Emerging Markets Portfolio - Class A                                 500,000,000 shares
     Emerging Markets Portfolio - Class B                                 500,000,000 shares
     Focus Equity Portfolio - Class A                                     500,000,000 shares
     Focus Equity Portfolio - Class B                                     500,000,000 shares
     Global Franchise Portfolio - Class A                                 500,000,000 shares
     Global Franchise Portfolio - Class B                                 500,000,000 shares
     Global Value Equity Portfolio - Class A                              500,000,000 shares
     Global Value Equity Portfolio - Class B                              500,000,000 shares
     Gold Portfolio - Class A                                             500,000,000 shares
     Gold Portfolio - Class B                                             500,000,000 shares
     International Equity Portfolio - Class A                             500,000,000 shares
     International Equity Portfolio - Class B                             500,000,000 shares
     International Magnum Portfolio - Class A                             500,000,000 shares
     International Magnum Portfolio - Class B                             500,000,000 shares
     International Real Estate Portfolio - Class A                        500,000,000 shares
     International Real Estate Portfolio - Class B                        500,000,000 shares
     International Small Cap Portfolio - Class A                        1,000,000,000 shares
     Large Cap Relative Value Portfolio - Class A                         500,000,000 shares
     Large Cap Relative Value Portfolio - Class B                         500,000,000 shares
     Large Cap Value Portfolio - Class A                                  500,000,000 shares
     Large Cap Value Portfolio - Class B                                  500,000,000 shares
     MicroCap Portfolio - Class A                                         500,000,000 shares
     MicroCap Portfolio - Class B                                         500,000,000 shares
     Money Market Portfolio - Class A                                   4,000,000,000 shares
     Money Market Portfolio - Class B                                   2,000,000,000 shares
     Mortgage-Backed Securities Portfolio - Class A                       500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B                       500,000,000 shares
     Municipal Bond Portfolio - Class A                                   500,000,000 shares
     Municipal Bond Portfolio - Class B                                   500,000,000 shares
     Municipal Money Market Portfolio - Class A                         4,000,000,000 shares
     Small Company Growth Portfolio - Class A                             500,000,000 shares
     Small Company Growth Portfolio - Class B                             500,000,000 shares
     U.S. Equity Plus Portfolio - Class A                                 500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                                 500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class A                            500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class B                            500,000,000 shares
     U.S. Real Estate Portfolio - Class A                                 500,000,000 shares
     U.S. Real Estate Portfolio - Class B                                 500,000,000 shares
     TOTAL                                                             31,000,000,000 SHARES

          FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is thirty-two billion (32,000,000,000) shares of Common Stock, having an aggregate par value of thirty-two million dollars ($32,000,000) and designated and classified in the following portfolios and classes:

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

                                                                        NUMBER OF SHARES OF
                                                                        COMMON STOCK
                                                                        CLASSIFIED AND
     NAME OF CLASS                                                      ALLOCATED
     Active International Allocation Portfolio - Class A                  500,000,000 shares
     Active International Allocation Portfolio - Class B                  500,000,000 shares
     China Growth Portfolio - Class A                                     500,000,000 shares
     China Growth Portfolio - Class B                                     500,000,000 shares
     Emerging Markets Debt Portfolio - Class A                            500,000,000 shares
     Emerging Markets Debt Portfolio - Class B                            500,000,000 shares
     Emerging Markets Portfolio - Class A                                 500,000,000 shares
     Emerging Markets Portfolio - Class B                                 500,000,000 shares
     Focus Equity Portfolio - Class A                                     500,000,000 shares
     Focus Equity Portfolio - Class B                                     500,000,000 shares
     Global Franchise Portfolio - Class A                                 500,000,000 shares
     Global Franchise Portfolio - Class B                                 500,000,000 shares
     Global Value Equity Portfolio - Class A                              500,000,000 shares
     Global Value Equity Portfolio - Class B                              500,000,000 shares
     Gold Portfolio - Class A                                             500,000,000 shares
     Gold Portfolio - Class B                                             500,000,000 shares
     International Equity Portfolio - Class A                             500,000,000 shares
     International Equity Portfolio - Class B                             500,000,000 shares
     International Growth Equity Portfolio - Class A                      500,000,000 shares
     International Growth Equity Portfolio - Class B                      500,000,000 shares
     International Magnum Portfolio - Class A                             500,000,000 shares
     International Magnum Portfolio - Class B                             500,000,000 shares
     International Real Estate Portfolio - Class A                        500,000,000 shares
     International Real Estate Portfolio - Class B                        500,000,000 shares
     International Small Cap Portfolio - Class A                        1,000,000,000 shares
     Large Cap Relative Value Portfolio - Class A                         500,000,000 shares
     Large Cap Relative Value Portfolio - Class B                         500,000,000 shares
     Large Cap Value Portfolio - Class A                                  500,000,000 shares
     Large Cap Value Portfolio - Class B                                  500,000,000 shares
     MicroCap Portfolio - Class A                                         500,000,000 shares
     MicroCap Portfolio - Class B                                         500,000,000 shares
     Money Market Portfolio - Class A                                   4,000,000,000 shares
     Money Market Portfolio - Class B                                   2,000,000,000 shares
     Mortgage-Backed Securities Portfolio - Class A                       500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B                       500,000,000 shares
     Municipal Bond Portfolio - Class A                                   500,000,000 shares
     Municipal Bond Portfolio - Class B                                   500,000,000 shares
     Municipal Money Market Portfolio - Class A                         4,000,000,000 shares
     Small Company Growth Portfolio - Class A                             500,000,000 shares
     Small Company Growth Portfolio - Class B                             500,000,000 shares

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

     U.S. Equity Plus Portfolio - Class A                                 500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                                 500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class A                            500,000,000 shares
     U.S. Large Cap Growth Portfolio - Class B                            500,000,000 shares
     U.S. Real Estate Portfolio - Class A                                 500,000,000 shares
     U.S. Real Estate Portfolio - Class B                                 500,000,000 shares
     TOTAL                                                             32,000,000,000 SHARES

          SIXTH: The total number of shares of stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of International Growth Equity Portfolio -- Class A and International Growth Equity Portfolio -- Class B have been classified and designated by the Board of Directors under the authority contained in Article Fifth, Section 3 of the Charter.

                            [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the Corporation has caused these Articles
Supplementary to the Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 15th day of November, 2005.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.


                                         By: /s/ Ronald E. Robison
                                             ------------------------------
                                             Ronald E. Robison
                                             President

ATTEST:


/s/ Mary E. Mullin
------------------
Mary E. Mullin
Secretary

          THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                                             /s/ Ronald E. Robison
                                             ------------------------------
                                             Ronald E. Robison
                                             President

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